UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2022

Verona Pharma plc

(Exact name of registrant as specified in its charter)

United Kingdom	001-39067	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 More London Riverside

London SE1 2RE

United Kingdom

(Address of principal executive offices) (Zip Code)

+44 203 283 4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.05 per share*	VRNA	The Nasdaq Global Market

* The ordinary shares are represented by American Depositary Shares (each representing 8 ordinary shares), which are exempt from the operation of Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

On January 5, 2022, Verona Pharma plc (the “Company”) issued a press release in which the Company stated that, although it has not finalized its full financial results for the fourth quarter and fiscal year ended December 31, 2021, the Company expects to report that it had approximately $148.4 million in cash and cash equivalents as of December 31, 2021. The Company also reported that management believes that the Company’s cash and cash equivalents at December 31, 2021, expected cash receipts from the U.K. tax credit program and funding expected to be available under the $30.0 million financing facility secured in November 2020, will enable the Company to fund its planned operating expenses and capital expenditure requirements through at least the end of 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.

The information contained in this Item 2.02 of this Form 8-K is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2021 and its results of operations for the three months and year ended December 31, 2021. The audit of the Company’s financial statements for the year ended December 31, 2021 is ongoing and could result in changes to the information set forth above.

The information contained in this Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Information.

On January 5, 2022, the Company announced that enrollment completed in the 48-week subset of the ENHANCE-1 trial in December 2021. Additionally, the ENHANCE-2 trial had completed screening with 788 subjects randomized as of January 4, 2022, and full enrollment is expected by the end of January 2022. The Company expects to complete enrollment of the 24-week subset of the ENHANCE-1 trial in the second quarter of 2022. The Company’s models predict top-line data from ENHANCE-2 are expected in the third quarter of 2022 and from ENHANCE-1 around the end of 2022. Conditional upon positive results, the Company intends to file a New Drug Application with the U.S. Food and Drug Administration in the first half of 2023.

The information contained in the first two paragraphs of Item 2.02 of this Form 8-K (excluding Exhibit 99.1) is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the development of ensifentrine and the progress and timing of clinical trials and data, the assumptions underlying the Company’s models on clinical trial recruitment and progress, including the potential impact of the COVID-19 pandemic on such progress and on the Company’s business and operations and its future financial results, planned regulatory submissions and timing thereof, the Company’s expected financial results for the fourth quarter and fiscal year ended December 31, 2021, the funding expected to become available under the $30.0 million debt financing facility and from cash receipts from U.K. tax credits, and the sufficiency of the Company’s cash and cash equivalents to fund its operations. These forward-looking statements are based on management's current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from our expectations expressed or implied by the forward-looking statements, including without limitation: general business, financial and accounting risks; our need for additional funding to complete development and commercialization of ensifentrine, which may not be available and which may force us to delay, reduce or eliminate our development or commercialization efforts; the reliance of our business on the success of ensifentrine, our only product candidate under development; economic, political, regulatory and other risks involved with international operations; the lengthy and expensive process of clinical drug development, which has an uncertain outcome; serious adverse, undesirable or unacceptable side effects associated with ensifentrine, which could adversely affect our ability to develop or commercialize ensifentrine; potential delays in enrolling patients, which could adversely affect our research and development efforts and the completion of our clinical trials; our ability to obtain approval for and commercialize ensifentrine in multiple major pharmaceutical markets; material differences between our “top-line” data and final data; our reliance on third parties, including clinical research organizations, clinical investigators, manufacturers and suppliers, and the risks related to these parties’ ability to successfully develop and commercialize ensifentrine; changes in our tax rates, unavailability of certain tax credits or reliefs or exposure to additional tax liabilities or assessments could affect our profitability, and audits by tax authorities could result in additional tax payments for prior periods; our vulnerability to natural disasters, global economic factors and other unexpected events, including health epidemics or pandemics like the COVID-19 pandemic, which has and may continue to adversely impact our business; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021, as any such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.veronapharma.com/investors. Any such forward-looking statements represent management's estimates as of the date of this Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Press Release of Verona Pharma plc issued on January 5, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONA PHARMA PLC

Date: January 5, 2022	By:	/s/ David Zaccardelli, Pharm. D.
	Name:	David Zaccardelli, Pharm. D.
	Title:	Chief Executive Officer